KEY COM, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                            OCTOBER 31, 2000 AND 1999

                          KEY COM, INC. AND SUBSIDIARY


                                    CONTENTS
                                    --------


                                                                        Page(s)
                                                                        -------
Independent Auditors' Report                                               1

Consolidated Balance Sheet                                                 2

Consolidated Statements of Operations                                      3

Consolidated Statements of Changes in Stockholders' Equity                 4

Consolidated Statements of Cash Flows                                      5

Notes to Consolidated Financial Statements                               6 - 17

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of:
Key Com, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Key Com, Inc. and Subsidiary as of October 31, 2000 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended October 31, 2000 and 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Key Com, Inc. and Subsidiary as of October 31, 2000, and the results of its operations, changes in stockholders' equity and cash flows for the years ended October 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13 to the consolidated financial statements, the Company has an accumulated deficit of $1,781,844 at October 31, 2000 and cash used in operations of $1,008,771 during 2000, which raises substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in
Note 13. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



SALBERG  &  COMPANY,  P.A.
Boca  Raton,  Florida
May  23,  2001

                          KEY COM, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 2000
                                ----------------

                                     ASSETS
CURRENT ASSETS
Cash and cash equivalents                                                       $   276,293
Loans receivable from vendor and sales person                                        30,245
                                                                                ------------
TOTAL CURRENT ASSETS                                                                306,538
                                                                                ------------

PROPERTY AND EQUIPMENT, NET                                                         182,520
                                                                                ------------

OTHER ASSETS
Software rights, net                                                                136,668
Deposits                                                                             17,700
                                                                                ------------
TOTAL OTHER ASSETS                                                                  154,368
                                                                                ------------

TOTAL ASSETS                                                                    $   643,426
                                                                                ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable                                                                   $    23,973
Accounts payable and accrued liabilities                                            101,551
                                                                                ------------
TOTAL CURRENT LIABILITIES                                                           125,524

NOTES PAYABLE                                                                       450,000
                                                                                ------------

TOTAL LIABILITIES                                                                   575,524
                                                                                ------------

MINORITY INTEREST                                                                    24,490
                                                                                ------------

STOCKHOLDERS' EQUITY
Preferred capital                                                                   791,850
Preferred stock, 2,000,000 shares authorized, none issued and outstanding                 -
Common stock, $0.001 par value, 48,000,000 shares authorized, 1,500 issued and
     outstanding                                                                          2
Additional paid-in capital                                                        1,033,404
Accumulated deficit                                                              (1,781,844)
                                                                                ------------
TOTAL STOCKHOLDERS' EQUITY                                                           43,412
                                                                                ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $   643,426
                                                                                ============

           See accompanying notes to consolidated financial statements

                          KEY COM, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      YEARS ENDED OCTOBER 31, 2000 AND 1999
                      -------------------------------------

                                                          2000         1999
                                                      ------------  ----------

REVENUES                                              $    22,274   $       -
                                                      ------------  ----------

OPERATING EXPENSES
Officer compensation                                       86,100           -
Consulting fees                                           422,855     200,174
Advertising and promotion                                 118,749           -
Depreciation and amortization                              28,234           -
Legal and professional services                            85,981      29,101
Travel, meals, and entertainment                          149,801           -
General and administration                                163,040     220,372
Rent                                                       31,076      28,520
Sales commissions                                          25,340           -
                                                      ------------  ----------
TOTAL OPERATING EXPENSES                                1,111,176     478,167
                                                      ------------  ----------

LOSS FROM OPERATIONS                                   (1,088,902)   (478,167)
                                                      ------------  ----------

OTHER EXPENSE
Interest expense                                          (31,154)          -
                                                      ------------  ----------
TOTAL OTHER EXPENSE                                       (31,154)          -
                                                      ------------  ----------

LOSS BEFORE INCOME TAXES                              $(1,120,056)          -

INCOME TAX EXPENSE                                            800           -
                                                      ------------  ----------

NET LOSS                                              $(1,120,856)  $(478,167)
                                                      ============  ==========

Net loss per share - basic and diluted                $   (747.24)  $ (318.78)
                                                      ------------  ----------

Weighted average number of shares outstanding during
the period - basic and diluted                              1,500       1,500
                                                      ------------  ----------

           See accompanying notes to consolidated financial statements

                                             KEY COM, INC. AND SUBSIDIARY
                              CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                         YEARS ENDED OCTOBER 31, 2000 AND 1999
                                         -------------------------------------

                                                                        Common Stock    Additional
                                                           Preferred   ---------------    Paid-In     Accumulated
                                                            Capital    Shares  Amount     Capital       Deficit        Total
                                                          -----------  ------  -------  -----------  -------------  ------------
Balance, October 31, 1998                                 $        -        -  $     -  $         -  $   (182,821)  $  (182,821)

Common stock issued for cash to founders                           -    1,500        2       50,291             -        50,293

Net loss, 1999                                                     -        -        -            -      (478,167)     (478,167)
                                                          -----------  ------  -------  -----------  -------------  ------------

Balance, October 31, 1999                                          -    1,500        2       50,291      (660,988)     (610,695)

Fair market value of contributed point-of-sale terminals           -        -        -       90,000             -        90,000

Conversion of advances to capital                                  -        -        -      893,113             -       893,113

Issuance of joint venture interest, net of minority
interest                                                     888,010        -        -            -             -       888,010

Offering costs on preferred capital                          (96,160)       -        -            -             -       (96,160)

Net loss, 2000                                                     -        -        -            -    (1,120,856)   (1,120,856)
                                                          -----------  ------  -------  -----------  -------------  ------------

BALANCE, OCTOBER 31, 2000                                 $  791,850    1,500  $     2  $ 1,033,404  $ (1,781,844)  $    43,412
                                                          ===========  ======  =======  ===========  =============  ============

           See accompanying notes to consolidated financial statements

                                       KEY COM, INC. AND SUBSIDIARY
                                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  YEARS ENDED OCTOBER 31, 2000 AND 1999
                                  -------------------------------------

                                                                                 2000         1999
                                                                             ------------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                     $(1,120,856)  $(478,167)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation                                                                      11,151           -
Amortization                                                                      17,083           -
Changes in operating assets and liabilities:
(Increase) decrease in:
Deposits                                                                         (17,700)          -
Increase (decrease) in:
Accounts payable and accrued expenses                                            101,551           -
                                                                             ------------  ----------
NET CASH USED IN OPERATING ACTIVITIES                                         (1,008,771)   (478,167)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                              (103,671)          -
Payments for software rights                                                    (153,751)          -
Loan disbursements                                                               (30,245)          -
                                                                             ------------  ----------
NET CASH USED IN INVESTING ACTIVITIES                                           (287,667)          -

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common stock issuance                                                    -      50,293
Proceeds from joint venture investors, net                                       816,340           -
Proceeds from loans converted to contributed capital                             262,548           -
Advances from affiliate                                                                -     476,243
Loan proceeds                                                                    522,000           -
Loan repayments                                                                  (76,526)          -
                                                                             ------------  ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                      1,524,362     526,536

NET INCREASE IN CASH AND CASH EQUIVALENTS                                        227,924           -

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                  48,369           -
                                                                             ------------  ----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $   276,293   $  48,369
                                                                             ============  ==========

CASH PAID DURING THE YEAR FOR:
Interest                                                                     $    31,153   $       -
                                                                             ------------  ----------

Supplemental Disclosure of Non-Cash Financing Activities:
---------------------------------------------------------
During 2000, $893,113 of advances and loans received during 1998, 1999, and 2000 were contributed as capital  to  the  Company.

           See accompanying notes to consolidated financial statements

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

NOTE  1     NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------------------

     (A)  DESCRIPTION  OF  BUSINESS

     Key Com, Inc. was incorporated as a close corporation on July 2, 1997 under the laws of the State of Delaware and has elected a fiscal year end of October 31. Promoters paid certain organizational expenses and start-up costs during 1998 and in 1999 a bank account was opened and formal operations commenced. Key Com, Inc. has developed and trademarked XTRAN software, which is used to facilitate international wire transfers of money using point-of-sale terminal systems placed at retail locations.

     (B)  BASIS  OF  PRESENTATION  AND  PRINCIPLES  OF  CONSOLIDATION

     Key Com, Inc. owns a 97% interest in an unincorporated joint venture, which it controls (see Note 6.) Accordingly, 100% of the joint venture is consolidated in the accompanying consolidated financial statements and the Company recognizes the non-controlling interest claim on the net assets of the joint venture as a minority interest.

     Key Com, Inc. and its controlled joint venture ("subsidiary") are hereinafter referred to as the "Company."

     The accompanying consolidated financial statements include the accounts of the Company and its Subsidiary. All material intercompany balances and transactions have been eliminated in consolidation.

     (C)  USE  OF  ESTIMATES

     In preparing consolidated financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and revenues and expenses during the reported period. Actual results may differ from these estimates.

     (D)  CASH  EQUIVALENTS

     For the purpose of the consolidated cash flow statement, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     (E)  CONCENTRATION  OF  CREDIT  RISK

     The Company maintains its cash in bank deposit accounts, which, at times, exceed federally insured limits. At October 31, 2000, the Company had $156,270 in US deposits, which exceed federally insured limits. The Company has not experienced any losses in such accounts through October 31, 2000.

     (F)  PROPERTY  AND  EQUIPMENT

     Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life's of the assets of five to seven years.

     (G)  SOFTWARE  DEVELOPMENT  COSTS

     In accordance with EITF Issue No. 00-2, the Company accounts for its XTRAN software in accordance with Statement of Position No. 98-1 "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1").

     SOP 98-1 requires the expensing of all costs of the preliminary project stage and the training and application maintenance stage and the capitalization of all internal or external direct costs incurred during the application development stage. The Company amortizes the capitalized cost of software developed or obtained for internal use over an estimated life of three years.

     (H)  LONG-LIVED  ASSETS

     The Company uses Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed Of" ("SFAS 121"). SFAS 121 requires the Company to review long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.

     (I)  ADVERTISING

     In accordance with Accounting Standards Executive Committee Statement of Position 93-7, ("SOP 93-7") costs incurred for producing and communicating advertising of the Company, are charged to operations as incurred. Advertising costs for the year ended October 31, 2000 was $118,749. There were no advertising costs in 1999.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     (J)  STOCK-BASED  COMPENSATION

     The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

     The Company accounts for stock options or warrants issued to non-employees for goods or services in accordance with the fair value method of SFAS 123. Under this method, the Company records an expense equal to the fair value of the options or warrants issued. The fair value is computed using an options pricing model.

     The Company accounts for stock issued for goods or services at the stock's fair market value on the grant dates.

     (K)  INCOME  TAXES

     The Company accounts for income taxes under the Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment, date.

     (L)  NET  LOSS  PER  COMMON  SHARE

     Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock, such as convertible notes, were exercised or converted into common stock. The assumed exercise of common stock equivalents was not utilized since the effect was

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     antidilutive. At October 31, 2000, there was an undeterminable amount of common stock options outstanding, which may dilute future earnings per share (see Note 7(E)).

     (M)  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

     The carrying amounts of the Company's short-term financial instruments, including accounts payable and accrued liabilities, and notes payable, approximate fair value due to the relatively short period to maturity for these instruments.

     (N)  NEW  ACCOUNTING  PRONOUNCEMENTS

     The Financial Accounting Standards Board has recently issued one new accounting pronouncement. Statement No. 133 as amended by Statement No. 137 and 138, "Accounting for Derivative Instruments and Hedging Activities" established accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000.

     The adoption of this pronouncement did not have a material effect on the Company's financial position or results of operations.

NOTE  2     PROPERTY  AND  EQUIPMENT
------------------------------------

Property and equipment consists of the following at October 31, 2000:

        Point-of-sale terminals           $     90,000
        Computers and equipment                 75,360
        Furniture and fixtures                  28,311
                                          ------------
                                               193,671
        Less: Accumulated depreciation          11,151
                                          ------------
                                         $     182,520
                                          ============

Depreciation was $11,151 for the year ended October 31, 2000.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

NOTE  3     SOFTWARE  RIGHTS
----------------------------

Pursuant to SOP 98-1, during the year ended October 31, 2000, the Company capitalized $153,751 in software application development costs paid to a third party contractor to develop the XTRAN software for which the Company has exclusive rights. Amortization for the year 2000 computed on a straight-line basis over three years was $17,083.

NOTE  4     NOTES  PAYABLE
--------------------------

Notes payable consists of the following at October 31, 2000:

          Note payable,  as  amended,  interest  at 15% with
               interest  payments  of  $3,125  due  monthly.
               Secured  by  833.33  issued  and  outstanding
               common  shares,  guaranteed  by  president of
               Company.  Matures  January  31,  2002.              $     250,000

          Note payable,  as  amended,  interest  at 15% with
               interest  payments  of  $2,500  due  monthly.
               Secured  by  666.67  issued  and  outstanding
               common  shares,  guaranteed  by  president of
               Company.  Matures  January  31,  2002.                    200,000

          Note payable,  interest  at  15%  with  monthly
               principal  and  interest  payments of $4,513,
               unsecured.  Matures  January  31,  2001                    22,399

          Note payable - related party, interest at 15% with
               monthly  principal  and  interest payments of
               $181,  unsecured.  Matures February 28, 2001.               1,574
                                                                   -------------

                                                                   $     473,973
                                                                   =============

In January 2001, as amended in February 2001, new notes were made for the above $200,000 and $250,000 loans with an increase in the $200,000 loan to $225,000. The notes are due January 2002 except that in event that funds are raised in a private placement then 50% of such funds raised shall be used to pay down the principal of the notes starting May 1, 2001, at $100,000 and on the first day of each fiscal quarter until February 1, 2002 when a final payment of $125,000 plus accrued interest shall be due. As of the date of the accompanying audit report, a private placement has not commenced and no payments on the notes have been made.

In April 2001, the Company borrowed $70,000 from a related party.  (See Note 14)

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

Long-term debt maturities are as follows:

             Period ending October 31:
             -------------------------
             2001                                $      23,973
             2002                                      450,000
                                                 -------------
                                                 $     473,973
                                                 =============

NOTE  5     COMMITMENTS  AND  CONTINGENCIES
-------------------------------------------

The Company currently leases office space from an affiliate on a month-to-month basis. Rent under this lease is $2,353 per month. The Company leased additional space from the affiliate beginning in February 2001 at additional rent of $3,875 per month.

Total rent expense for the year ended October 31, 2000 was $31,076.

NOTE  6     JOINT  VENTURE  AGREEMENT  AND  MINORITY  INTEREST
-------     --------------------------------------------------

As of October 31, 2000, pursuant to a joint venture agreement, which describes an unincorporated joint venture, joint venture partners other than the Company contributed cash of $912,500, before offering costs of $96,160, for a 3% interest in the joint venture, a residual benefit based on a stipulated percentage of transaction fees generated on the first 10,000 point-of-sale systems placed, and common stock options in Key Com, Inc. (See Note 7(E)).

Under the agreement, the Company is the managing partner, owns 97% of the joint venture, and is responsible for all expenses of the joint venture.

As the Company owns a majority interest in the joint venture and controls it, the joint venture is consolidated in the accompanying financial statements.

As of October 31, 2000, there were no revenues derived from joint venture. Accordingly, the minority interest presented on the accompanying consolidated balance sheet at October 31, 2000 reflects the minority venturers claim on 3% of the net assets of the joint venture.

Through the date of the accompanying audit report, $855,000 additional funds were contributed by minority venturers before offering cost. (See Note 14 (D)).

NOTE  7     STOCKHOLDERS'  EQUITY
-------     ---------------------

     (A)  PREFERRED  CAPITAL

     Preferred capital represents the Company's 97% share of the consolidated joint venture capital. (See Note 6)

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     (B)  STOCK  ISSUANCES

     The Company issued 1,500 shares of common stock to its founders in October 1999 for $50,293. For earnings per share purposes, the shares are treated as outstanding since inception.

     (C)  CONTRIBUTED  CAPITAL

          (i)  CONTRIBUTED  EQUIPMENT  AND  SETTLEMENT  AGREEMENT

          Pursuant to an October 1, 1999 Joint Venture Agreement (the "Agreement") between the Company and a vendor, the vendor contributed approximately 300 point-of-sale terminals to the Company valued at $90,000. These terminals are recorded as equipment and additional paid-in capital. The agreement provided for stipulated transaction based fees to the vendor. In December 2000, the Company and the Vendor entered into a release and assumption settlement agreement to terminate the October 1, 1999 agreement. Under the settlement agreement, the Company assumed $60,000 of stipulated liabilities of the vendor, which was settled for $30,000 in cash, issued $312,500 of debt certificates to certain principals of the vendor and issued a "Sale of Royalties with Contingent Conversion Rights" agreement in exchange for release from all obligations under the October 1, 1999 Agreement. (See Note 14) The $312,500 was recorded in December 2000 as a deferred settlement expense to be amortized as future royalty expenses.

          (ii)  CONTRIBUTION  OF  ADVANCES  AND  NOTE

          On October 31, 2000, open advances of $843,113 and a note payable of $50,000 were contributed to the Company as additional paid-in capital. Of that total $630,565 was from principal stockholders.

     (D)  OFFERING  COSTS

     The Company enters into various finders fee and other agreements to have capital raised. Fees paid are based on a percentage of the capital actually raised or based on a percentage of future transactions. During 2000, only the former type of payments were made.

     During 2000, the Company paid fees of $96,160 to locate investors for its joint venture (see Note 6). The commissions were charged to preferred capital.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     (E)  STOCK  OPTIONS

     During fiscal 2000, as an inducement for the minority joint venturers to contribute funds to the joint venture, the Company granted common stock options to the minority joint venturers. The quantity of common shares that can be purchased are derived from the residual benefits due to each minority joint venturer pursuant to the joint venture agreement (see Note
     6). That quantity will equal that percentage of the total stock portion of the registration statement as the percentage of the last quarter's residual income represents of the consolidated net income of Key Com, Inc. during the last quarter prior to exercise of the option. All preceding percentages shall be based on annualized figures. The exercise price is the lower of the price on the effective date or price initially offered to the public on the first day of sale to the public. The option becomes exercisable on the effective date of a registration statement and expires on that same effective date. Payment upon exercise must occur through assignment of the holders' residual interest back to the Company for that percentage of entitled options that the holder actually exercises.

     Subsequent to year-end, similar options were issued pursuant to various agreements (see Note 14).

NOTE  8     OPERATING  AGREEMENTS
---------------------------------

     (A)  POINT-OF-SALE  TERMINAL  SYSTEMS

     The Company entered into an agreement with a vendor to purchase, as a distributor, point-of-sale terminal systems (the "systems") at stipulated fixed prices per system plus a transaction based fixed fee for each transaction utilizing the systems. The agreement may be terminated by either party without cause upon 180 days prior written notice or upon written notice for cause as defined in the agreement. That same vendor was also paid by the Company to develop a portion of the XTRAN software used by the Company's terminals to process wire transfers. (See Notes 3 and 12)

     (B)  INDEPENDENT  CONTRACTOR  AGREEMENTS

     In the normal course of business, the Company, under independent contractor agreements, retains independent contractors to place XTRAN terminal in retail locations. The independent contractors are paid a fixed fee per unit placed and a transaction based fee for all transactions processed through terminals placed by the independent contractor. The transaction based fees range from 1% to 5% of the transaction fee charged to the end user customer by the Company or a fixed dollar amount per transaction depending upon the terms of the agreement.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     (C)  MERCHANT  AGREEMENTS

     In the normal course of business, the Company enters into Merchant License agreements whereby Point-of-Sale Terminal Systems are placed at vendor locations and the merchant is granted a license to use the XTRAN Express Transfer Cash Transmittal System. The merchant receives a per transaction fee for all transactions processed through the placed terminal.

     (D)  PAYOR  AGREEMENTS

     The Company utilizes the services of independent pay stations whereby the recipients of wire transfers may obtain the cash wire to them. The Company contracts with organizations ("Payors") that provide such services. The Payors generally receive a fixed dollar fee per transaction and may also charge a foreign currency conversion fee up to a stipulated percentage of the transactions. As of the date of the accompanying audit report, the Company does not share in any foreign currency conversion fees.

     (E)  AUTOMATED  CLEARING  HOUSE  AGREEMENT

     The Company contracts with an automated clearinghouse ("ACH") to process all of its XTRAN transactions. The ACH automatically pays the stipulated fees to the appropriate parties, which being, the merchant, the payor, and the Company on each transaction processed through XTRAN terminals.

     The Company is required to maintain an escrow balance as a reserve for charge backs with the ACH equal to 30 percent of the highest monthly origination total as defined in the ACH Agreement with a minimum amount of $10,000. The ACH receives a transaction based fixed dollar fee which decreases based on volume of transactions.

     The agreement is effective June 2000 and continues for 48 months with automatic annual renewals. The Agreement may be terminated by either party upon 90 days written notice.

NOTE  9     RELATED  PARTIES
----------------------------

During 2000, the Company paid $82,000 in consulting fees to an affiliate related to the president. This amount is included in total consulting expense.

NOTE  10  INCOME  TAXES
-----------------------

There was no income tax expense for the years ended October 31, 2000 and 1999 due to the Company's net losses.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

The Company's tax expense differs from the "expected" tax expense for the period ended October 31, 2000, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

                                                  2000          1999
                                              ------------  ------------
Computed "expected" tax expense (benefit)     $  (381,091)  $  (162,577)
State income tax                                      800             -
Effect of net operating loss carryforward         380,291       162,577
                                              ------------  ------------
                                              $         -   $         -
                                              ============  ============

The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at October 31, 2000 are as follows:

                Deferred  tax  assets:
                Net operating loss carryforward     $ 605,826
                                                    ----------
                Total gross deferred tax assets       605,826
                Less valuation allowance             (605,826)
                                                    ----------
                Net deferred tax assets             $       -
                                                    ==========

The Company has a net operating loss carryforward of approximately $1,782,000 available to offset future taxable income through 2020.

The valuation allowance at October 31, 1999 was $162,577. The net change in valuation allowance during the period ended October 31, 2000 was an increase of $443,249.

NOTE  11  SEGMENT  INFORMATION
------------------------------

The Company applies Statement of Financial Accounting No. 131 "Disclosures about Segments of an Enterprise and Related Information." The Company currently operates in one segment. All revenues in 2000 were derived from transactions initiated in the United States of America.

NOTE  12  CONCENTRATIONS
------------------------

The  Company  purchases  its point-of-sale terminals from one vendor.  The XTRAN software  is  designed  for  use  with  these  terminals.  (See  Note  8)

NOTE  13  GOING  CONCERN
------------------------

As reflected in the accompanying consolidated financial statements, the Company has an accumulated deficit of $1,781,844 at October 31, 2000 and cash used in operations of $1,008,771 during 2000. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

capital and generate further revenues. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company anticipates a possible equity offering and has expended funds to place point of sale terminals to generate future revenues. Management believes that the actions presently being taken to obtain additional funding and implement its business plan provide the opportunity for the Company to continue as a going concern.

NOTE  14  SUBSEQUENT  EVENTS
----------------------------

     (A)  SALE  OF  ROYALTY  WITH  CONTINGENT  CONVERSION  RIGHTS

     During fiscal 2001, the Company sold, for $38,000, future royalties pursuant to a "Sale of Royalty with Contingent Conversion Rights" agreement. The agreement allows for a fixed percentage royalty to be paid in perpetuity on all transaction income earned by the Company, unless conversion takes place pursuant to an option granted under the agreement (see below).

     The Company also issued a similar agreement to an unrelated party as part of a settlement. (See Note 7(C))

     The proceeds and value, respectively, under the two agreements for the sale of royalties is treated as deferred revenues in fiscal 2001 pursuant to EITF 88-18 "Sale of Future Revenues."

     (B)  STOCK  OPTIONS

     During fiscal 2001, the Company granted common stock options as part of two "Sale of Royalty with Contingent Conversion Rights" Agreements (see above). The quantity of common shares that can be purchased are derived from the royalties due to each purchaser. That quantity will equal that percentage of the total stock portion of the registration statement as the percentage of the last quarter's residual income represents of the consolidated net income of Key Com, Inc. during the last quarter prior to exercise of the option. All preceding percentages shall be based on annualized figures. The exercise price is the lower of the price on the effective date or price initially offered to the public on the first day of sale to the public. The option becomes exercisable on the effective date of a registration statement and expires on that same effective date. Payment upon exercise must occur through assignment of the holders residual interest back to the Company for that percentage of entitled options that the holder actually exercises.

                          KEY COM, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                ----------------

     During fiscal 2001, as part of a new Payor agreement (see Note 7(D)) the Company granted the Payor common stock options. However, as this is a vendor, this stock option grant is considered compensatory pursuant to SFAS 123.

     The quantity of common shares that can be purchased are derived from the royalties due to each purchaser. That quantity will equal that percentage of the total stock portion of the registration statement as the percentage of the last quarter's income attributable to the Payor represents of the consolidated net income of Key Com, Inc. during the last quarter prior to exercise of the option. All preceding percentages shall be based on annualized figures. The exercise price is 20% less than the price on the first day of sale of shares to the public. The option becomes exercisable on the effective date of a registration statement or a merger requiring shareholder approval and expires on that same effective date or ten days prior to a merger date. In the event the Company is sold or a merger occurs, the Payor will participate in the benefits of such sale as though it were a shareholder holding the number of shares to which it would have been entitled at the time of sale as if it had exercised its option to the fullest extent available.

     Pursuant to SFAS 123, the Company is not able to estimate the fair value of this option at the grant date or balance sheet date. Accordingly, no related expense has been recognized as of the date of the accompanying audit report. The expense will be computed and recognized on the first date it is possible to make that determination or estimate of the fair value of the option.

     (C)  AUTHORIZED  SHARES

     In March 2001, the Company amended its articles of incorporation to increase the authorized common shares to 48,000,000 with the par value as $0.001 and established 1,000,000 shares of Class A and Class B preferred stock with a par value of $0.001. The accompanying consolidated financial statements retroactively reflect the change.

     (D)  JOINT  VENTURE  CAPITAL  CONTRIBUTIONS

     Subsequent to October 31, 2000, the minority joint venturers contributed an aggregate $855,000 in additional cash capital to the joint venture and joint venture interests valued at $312,500 were issued as part of a settlement. (See Note 6 and 7(C))

     (E)  RELATED  PARTY  PROMISSORY  NOTE

     In April 2001, the Company borrowed $70,000 from an affiliate. The loan bears interest at 10%, is unsecured and due on demand.